                                                                    Exhibit 10.7

                                                                  Execution Copy


================================================================================




                               SERVICING AGREEMENT



                          _____________________________


                          Dated as of November 4, 2004

                          _____________________________





                         Penn Square East Funding, LLC,
                                    as Owner,


                             FORTRESS CREDIT CORP.,
                                   as Lender,


                   AMERICAN BUSINESS MORTGAGE SERVICES, INC.,


                                       and


                           HOME AMERICAN CREDIT, INC.
                       jointly and severally, as Servicer


                                       and


                      COUNTRYWIDE HOME LOANS SERVICING LP,
                               as Backup Servicer





================================================================================

                                TABLE OF CONTENTS
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ARTICLE I DEFINITIONS.............................................................................................1

Section 1.01      Defined Terms...................................................................................1

ARTICLE II SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES; BOOKS AND RECORDS; DELIVERY OF
  MORTGAGE LOAN DOCUMENTS.........................................................................................8

Section 2.01      Servicing of Mortgage Loans.....................................................................8
Section 2.02      Maintenance of Servicing Files..................................................................8
Section 2.03      Books and Records...............................................................................8
Section 2.04      Delivery of Mortgage Loan Documents.............................................................9
Section 2.05      Quality Control Procedures......................................................................9

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SERVICER.......................................................10


ARTICLE IV ADMINISTRATION AND SERVICING OF MORTGAGE LOANS........................................................12

Section 4.01      Servicer to Act as Servicer....................................................................12
Section 4.02      Collection of Mortgage Loan Payments...........................................................13
Section 4.03      Realization Upon Defaulted Mortgage Loans......................................................14
Section 4.04      Establishment of Collection Accounts; Deposits in Collection Accounts; Lender's
                  Security Interest in the Collection Account....................................................14
Section 4.05      Permitted Withdrawals From the Collection Account..............................................16
Section 4.06      Establishment of Escrow Accounts; Deposits in Escrow Accounts; Lender's Security
                  Interest in the Escrow Account.................................................................17
Section 4.07      Permitted Withdrawals From Escrow Account......................................................18
Section 4.08      Payment of Taxes, Insurance and Other Charges; Collections Thereunder..........................19
Section 4.09      Maintenance of Hazard Insurance................................................................19
Section 4.10      [RESERVED].....................................................................................20
Section 4.11      Fidelity Bond, Errors and Omissions Insurance..................................................20
Section 4.12      Title, Management and Disposition of REO Property..............................................20

ARTICLE V PAYMENTS...............................................................................................22

Section 5.01      Remittances....................................................................................22
Section 5.02      Statements to the Owner and Lender.............................................................23
Section 5.03      [Reserved].....................................................................................24
Section 5.04      Liquidation Reports............................................................................24

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
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
ARTICLE VI GENERAL SERVICING PROCEDURES..........................................................................24

Section 6.01      Assumption Agreements..........................................................................24
Section 6.02      Satisfaction of Mortgages and Release of Mortgage Loan Documents...............................25
Section 6.03      Servicing Compensation.........................................................................26
Section 6.04      Annual Statement as to Compliance..............................................................26
Section 6.05      Annual Independent Certified Public Accountants' Servicing Report..............................27
Section 6.06      Right to Examine Servicer Records..............................................................27
Section 6.07      Non-solicitation...............................................................................27

ARTICLE VII REPORTS TO BE PREPARED BY SERVICER...................................................................28

Section 7.01      Servicer Shall Provide Information as Reasonably Required......................................28

ARTICLE VIII THE SERVICER........................................................................................28

Section 8.01      Indemnification; Third Party Claims............................................................28
Section 8.02      Existence of the Servicer......................................................................29
Section 8.03      Limitation on Liability of the Servicer and Others.............................................29
Section 8.04      Servicer Not to Resign.........................................................................29
Section 8.05      No Transfer of Servicing.......................................................................29
Section 8.06      Separateness...................................................................................30

ARTICLE IX DEFAULT...............................................................................................30

Section 9.01      Events of Default..............................................................................30
Section 9.02      Waiver of Defaults.............................................................................32
Section 9.03      Backup Servicer................................................................................32

ARTICLE X TERMINATION............................................................................................36

Section 10.01     Servicing Term.................................................................................36
Section 10.02     Termination....................................................................................36
Section 10.03     Termination Without Cause......................................................................37

ARTICLE XI MISCELLANEOUS PROVISIONS..............................................................................37

Section 11.01     Amendment......................................................................................37
Section 11.02     Recordation of Agreement.......................................................................37
Section 11.03     Governing Law..................................................................................37
Section 11.04     Notices. 37
Section 11.05     Severability of Provisions.....................................................................39
Section 11.06     Exhibits.......................................................................................39
Section 11.07     General Interpretive Principles................................................................39
Section 11.08     Reproduction of Documents......................................................................40
Section 11.09     Confidentiality of Information.................................................................40
Section 11.10     Recordation of Assignments of Mortgage.........................................................40
Section 11.11     Assignment.....................................................................................41
Section 11.12     No Partnership.................................................................................41
Section 11.13     Execution; Successors and Assigns..............................................................41
Section 11.14     Entire Agreement...............................................................................41

EXHIBITS
--------

Exhibit A  Custodial Loan Transmission
Exhibit B  Blocked Account Control Agreement
Exhibit C  Escrow Account Letter Agreement

                  THIS SERVICING AGREEMENT, dated as of November 4, 2004, is executed among PENN SQUARE EAST FUNDING, LLC, a Delaware limited liability company (the "Owner"), FORTRESS CREDIT CORP., a Delaware corporation (the "Lender"), AMERICAN BUSINESS MORTGAGE SERVICES, INC., a New Jersey corporation, and Home American Credit, Inc., a Pennsylvania corporation (jointly and severally, the "Servicer"), and COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Backup Servicer").

                              W I T N E S S E T H :

                  WHEREAS, the Owner is the owner of the Mortgage Loans;

                  WHEREAS, the Owner has pledged the Mortgage Loans to the Lender and the Lender has a perfected first priority security interest in the Mortgage Loans;

                  WHEREAS, the Owner, the Lender, the Servicer and the Backup Servicer wish to prescribe the permanent management, servicing and control of the Mortgage Loans;

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Owner, the Lender, the Servicer and the Backup Servicer agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  Section 1.01 Defined Terms.

                  Whenever used in this Agreement, capitalized terms shall have the meaning as set forth below; provided, that capitalized terms not defined in this Agreement shall have the meaning set forth in the Loan Agreement.

                  Agreement: This Servicing Agreement including all exhibits hereto, amendments hereof and supplements hereto.

                  APA Assignment:  As defined in the Loan Agreement.

                  Backup Servicer: Countrywide Home Loan Servicing LP, or any of its successors in interest or any successor under this Agreement appointed as herein provided.

                  Backup Servicing Fee: The fee payable to the Backup Servicer on each Payment Date for its services as Backup Servicer hereunder, in an amount equal to the greater of (1) the Minimum Backup Servicing Fee and (2) the Backup Servicing Fee Rate accrued for one month (on the basis of a 360-day year and twelve 30-day months) on the Principal Balance of the Mortgage Loans as of the close of business on the Determination Date immediately preceding such Payment Date; provided, however, if the Servicer has been removed (with or without cause) as Servicer or has resigned as Servicer or if the Servicer's term as servicer has expired, and in any such case if a Backup Servicer is no longer required hereunder, then the Minimum Backup Servicing Fee shall be $0 and the Backup Servicing Fee Rate shall be 0.00% per annum.

                  Backup Servicing Fee Rate:  0.04% per annum.

                  Business Day: Any day other than (i) a Saturday or Sunday,
(ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York, the Custodian or banking and savings and loan institutions in the State of New York, or the City of New York or the city or state in which the Custodian's offices are located are closed, or (iii) a day on which trading in securities on the New York Stock Exchange or any other major securities exchange in the United States is not conducted.

                  Code: The Internal Revenue Code of 1986, as amended from time to time.

                  Collection Account: The separate demand account (or, if necessary, accounts), created and maintained pursuant to Section 4.04 which shall be (i) entitled "[servicer] Collection Account in trust for Penn Square East Funding, LLC, Fortress Credit Corp. and various Mortgagors", (ii) established at a Qualified Depository, each of which accounts shall in no event contain funds in excess of the FDIC insurance limits and (iii) subject to the Collection Account Control Agreement at the sole dominion and control of the Lender.

                  Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

                  Countrywide: Countrywide Home Loan Servicing L.P.

                  Custodial Agreement: The Custodial Agreement, dated as of November 4, 2004, among Owner, Custodian, Servicer, and Lender, as the same may be amended, supplemented or otherwise modified from time to time.

                  Custodial Loan Transmission: As defined in the Custodial Agreement.

                  Custodian: JPMorgan Chase Bank, its successors, participants and assigns, or such other custodian as Owner shall designate with the prior written approval of Lender.

                  Cut-off Date: With respect to each Mortgage Loan, the date designated as such in the related APA Assignment.

                  Determination Date: The last Business Day of the month immediately preceding the month of the Payment Date.

                  Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                  Effective Date: November 4, 2004.

                  Escrow Account: The separate demand account (or, if necessary, accounts), created and maintained pursuant to Section 4.06 which shall be (i) entitled "[servicer] Escrow Account in trust for Penn Square East Funding, LLC, Fortress Credit Corp. and various Mortgagors", (ii) established at a Qualified Depository, each of which accounts shall in no event contain funds in excess of the FDIC insurance limits and (iii) subject to the Collection Account Control Agreement at the sole dominion and control of the Lender.

                  Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

                  Event of Default: Any one of the conditions or circumstances enumerated in Section 9.01.

                  FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

                  Fidelity Bond: A fidelity bond to be maintained by the Servicer pursuant to Section 4.12.

                  FIRREA: The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended from time to time.

                  GAAP: Generally accepted accounting principles as in effect from time to time in the United States of America.

                  HUD: The United States Department of Housing and Urban Development or any successor.

                  Initial Set-Up Fee: The fee payable to the Backup Servicer on the Effective Date of this Agreement for the initial cracking of the information provided by the Servicer pursuant to Section 9.03 hereof, in an amount equal to $15,000.

                  Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

                  Lender: Fortress Credit Corp., a Delaware corporation, and its successors and assigns.

                  Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of an REO Property pursuant to
Section 4.13.

                  Loan Agreement: The Master Loan and Security Agreement dated as of November 4, 2004, between the Owner and the Lender, as the same may be amended, supplemented or otherwise modified from time to time.

                  Minimum Backup Servicing Fee: $7,500.

                  Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan as adjusted in accordance with changes in the Mortgage Interest Rate pursuant to the provisions of the Mortgage Note for an adjustable rate Mortgage Loan.

                  Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument, which creates a first lien or second lien (as indicated on the Mortgage Loan Data Transmission) on the fee simple or a leasehold estate in the real property described therein.

                  Mortgage File: As defined in the Custodial Agreement.

                  Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note, which shall be adjusted from time to time with respect to adjustable rate Mortgage Loans.

                  Mortgage Loan: An individual Mortgage Loan described herein and as further identified on the Custodial Loan Transmission, which Mortgage Loan includes without limitation the Mortgage Loan Documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

                  Mortgage Loan Documents: With respect to a Mortgage Loan, the documents comprising the Mortgage File for such Mortgage Loan.

                  Mortgage Note: The original executed promissory note or other evidence of the indebtedness of a Mortgagor with respect to a Mortgage Loan.

                  Mortgaged Property: The real property (including all improvements, buildings, fixtures, building equipment and personal property thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

                  Mortgagor: The obligor on a Mortgage Note. The Mortgagor is a natural person who is a party to the Mortgage Note and Mortgage in an individual capacity.

                  Nonrecoverable Advance: Any expenses incurred pursuant to
Section 4.08 which, in the good faith judgment of the Servicer, may not be ultimately recoverable by the Servicer from Liquidation Proceeds. The determination by the Servicer that it has made a Nonrecoverable Advance shall be evidenced by an Officer's Certificate of the Servicer delivered to the Owner and detailing the reasons for such determination.

                  OCC: Office of the Comptroller of the Currency, its successors and assigns.

                  Officers' Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Senior Vice President or a Vice President or by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Servicer, and delivered to the Owner as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel, who may be an employee of the party on behalf of whom the opinion is being given, reasonably acceptable to the Owner.

                  OTS: Office of Thrift Supervision, its successors and assigns.

                  Owner: Penn Square East Funding, LLC, its successors in interest and assigns.

                  Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust as part of a publicly issued or privately placed, rated or unrated Mortgage pass-through transaction.

                  Payment Date: The 15th day of any month, or if such 15th day is not a Business Day, the first Business Day immediately preceding such 15th day. The first Payment Date shall occur on November 15, 2004.

                  Person: Any individual, corporation, company, voluntary association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

                  Primary Mortgage Insurance Policy: Each primary policy of mortgage insurance, or any replacement policy therefor obtained by the Servicer, if any.

                  Prime Rate: The prime rate of U.S. money center banks as published from time to time in The Wall Street Journal.

                  Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan, full or partial, which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                  Qualified Appraiser: With respect to any Mortgage Loan, an appraiser, duly appointed by the Servicer, who had no interest, direct or indirect in the related Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of such Mortgage Loan, which appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date such Mortgage Loan was originated.

                  Qualified Depository: The Custodian or, with the written consent of the Lender, not to be unreasonably withheld, a depository, the accounts of which are insured by the FDIC and the short term debt ratings and the long term deposit ratings of which are rated in one of the two highest rating categories by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies Inc., Moody's Investors Service, Inc., and Fitch IBCA Inc.

                  Qualified Insurer: With respect to any Mortgage loan, an insurance company duly qualified as such under the laws of the state in which the related Mortgaged Property is located, duly authorized and licensed in such state to transact the applicable insurance business and to write the insurance provided in accordance with the Approved Underwriting Guidelines, and approved as an insurer by Fannie Mae and Freddie Mac and whose claims paying ability is rated in the two highest rating categories by any of the rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

                  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

                  REMIC Provisions: The provisions of the Federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

                  REO Disposition: The final sale by the Servicer of any REO Property.

                  REO Disposition Proceeds: Amounts received by the Servicer in connection with a related REO Disposition.

                  REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Owner as described in Section 4.13.

                  Servicer: Jointly and severally, American Business Mortgage Services, Inc., and/or Home American Credit, Inc. or any of their successors in interest or any successor under this Agreement appointed as herein provided.

                  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred prior to, on and subsequent to the Effective Date in the performance by the Servicer of its servicing obligations relating to each Mortgage Loan, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement, administrative or judicial proceedings, or any legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, foreclosures, bankruptcies, condemnations, drug seizures, elections, foreclosures by subordinate or superior lienholders, and other legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Servicer specifies the Mortgage Loan(s) to which such expenses relate), (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in full or partial satisfaction of the Mortgage, (d) taxes, assessments, water rates, sewer rates and other charges which are or may become a lien upon the Mortgaged Property, and Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage and
(e) compliance with the obligations under Section 4.08.

                  Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Owner shall pay to the Servicer, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the applicable Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Owner to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (not including recoveries of interest from Liquidation Proceeds or otherwise) of the Monthly Payment collected by the Servicer in respect of such Mortgage Loan, or as otherwise provided under Section 4.05.

                  Servicing Fee Rate: The Servicing Fee Rate shall be a rate per annum equal to 0.35% with respect to any Mortgage Loan; provided, however, that if the Backup Servicer has succeeded as the successor Servicer hereunder, the Servicing Fee Rate shall be a rate per annum equal to 0.50% after the Servicing Transfer Date; provided further, however, that in the event of an Event of Default under the Loan Agreement, the Servicing Fee Rate shall be a commercially reasonable rate or per loan fee (taking into consideration, among other factors, the fact that the Loan Agreement is no longer a revolving facility) as agreed upon by the Backup Servicer and the Lender, who agree to act in good faith based upon the then Principal Balance of the Mortgage Loans outstanding at such time and anticipated balances going forward, and the 0.50% rate shall be applicable for a minimum of three (3) months following such a Servicing Transfer Date.

                  Servicing File: With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals of all material documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

                  Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Owner upon request, as such list may from time to time be amended.

                  Servicing Transfer Costs: All reasonable costs and expenses incurred by the Backup Servicer in connection with the transfer of servicing from a predecessor Servicer, including, without limitation, any reasonable costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Backup Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Backup Servicer to service the Mortgage Loans properly and effectively and any fees of MERS, costs of preparing any assignments of Mortgage, or fees and costs of filing any assignments of Mortgage that may be required as a result of the transfer of servicing; provided, that in the event that less than one hundred (100) Mortgage Loans are transferred to the Backup Servicer, the cost and expenses shall be deemed $100 (one hundred dollars) per Mortgage Loan.

                  Servicing Transfer Date: The date on which the Backup Servicer receives the written notice of the termination of Servicer pursuant to 9.01 hereof.

                  Whole Loan Transfer: The sale or transfer of some or all of the ownership interest in the Mortgage Loans by the Owner to one or more third parties in whole loan or participation format.

                  Capitalized terms which are not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

                                   ARTICLE II

           SERVICING OF MORTGAGE LOANS; POSSESSION OF SERVICING FILES;
             BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN DOCUMENTS

                  Section 2.01 Servicing of Mortgage Loans.

                  From and after the Effective Date, the Servicer does hereby agree to service the Mortgage Loans, but subject to the terms of this Agreement. The rights of the Owner and Lender to receive payments with respect to the Mortgage Loans shall be as set forth in this Agreement except where in conflict with the Loan Agreement, in which case the terms of the Loan Agreement shall control.

                  Section 2.02 Maintenance of Servicing Files.

                  The Servicer shall maintain a Servicing File consisting of all documents necessary to service each Mortgage Loan. The possession of each Servicing File by the Servicer is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Servicer is in a custodial capacity only. The Servicer acknowledges that the ownership of each Mortgage Loan, including the Mortgage Note, the Mortgage, all other Mortgage Loan Documents and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith, has been vested in the Owner and that the Owner has pledged to the Lender each Mortgage Loan, including the Mortgage Note, the Mortgage, all other Mortgage Loan Documents and all rights, benefits, proceeds and obligations arising therefrom or in connection therewith. All rights arising out of the Mortgage Loans including, but not limited to, all funds received on or in connection with the Mortgage Loans and all records or documents with respect to the Mortgage Loans prepared by or which come into the possession of the Servicer shall be received and held by the Servicer in trust for the benefit of the Lender as the pledgee of the related Mortgage Loans pursuant to the Custodial Agreement. Any portion of the related Servicing Files retained by the Servicer shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the related Mortgage Loans by the Owner and the perfected first priority security interest therein of the Lender. The Servicer shall release its custody of the contents of the related Servicing Files only in accordance with written instructions of the Owner (with the written consent of the Lender), except when such release is required as incidental to the Servicer's servicing of the Mortgage Loans, such written instructions shall not be required.

                  Section 2.03 Books and Records.

                  The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for the Mortgage Loans which shall be appropriately identified in the Servicer's computer system to clearly reflect the ownership of the Mortgage Loans by the Owner and the perfected first priority security interest therein of the Lender. In particular, the Servicer shall maintain in its possession, available for inspection by the Owner, the Lender or their designees, and shall deliver to the Owner or Lender upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, as applicable, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to each Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Servicer may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Servicer complies with Accepted Servicing Practices.

                  The Servicer shall maintain with respect to each Mortgage Loan, and shall make available for inspection by the Owner, the Lender or their designees, the related Servicing File (or copies thereof) during the time the Owner retains ownership of such Mortgage Loan or the Lender retains its security interest in such Mortgage Loan and thereafter in accordance with applicable laws and regulations.

                  Section 2.04 Delivery of Mortgage Loan Documents.

                  The Servicer shall forward to the Custodian on behalf of the Owner and for the benefit of Lender original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 promptly after their execution; provided, however, that the Servicer shall provide the Custodian on behalf of the Owner and for the benefit of Lender with a certified true copy of any such document submitted for recordation promptly after its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 180 days of its execution. If delivery is not completed within 180 days solely due to delays in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office, the Servicer shall continue to use its best efforts to effect delivery as soon as possible thereafter.

                  From time to time the Servicer may have a need for Mortgage Loan Documents to be released by the Custodian. If the Servicer shall require any of the Mortgage Loan Documents, the Servicer shall notify the Custodian in writing of such request in the form of the request for release provided for in the Custodial Agreement. As set forth in Section 5 of the Custodial Agreement, the Custodian (with the written consent of the Lender, as applicable) shall deliver to the Servicer a copy of any requested Mortgage Loan Document previously delivered to the Custodian; provided that such documentation is promptly returned to the Custodian when the Servicer no longer requires possession of the document, and provided that during the time that any such documentation is held by the Servicer, such possession is in trust for the benefit of the Lender.

                  Section 2.05 Quality Control Procedures.

                  The Servicer shall maintain at all times an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program must be capable of evaluating and monitoring the overall quality of its servicing activities. The purpose of the program is to ensure that the Mortgage Loans are serviced in accordance with prudent mortgage banking practices and accounting principles; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE SERVICER

                  The Servicer represents, warrants and covenants to the Owner and the Lender that as of the Effective Date or as of such date specifically provided herein:

                  (a) The Servicer is a validly existing corporation in good standing under the laws of the State of its organization and is qualified to transact business in, is in good standing under the laws of, and possesses all licenses necessary for the conduct of its business in, each state in which any Mortgaged Property is located or is otherwise exempt or not required under applicable law to effect such qualification or license and no demand for such qualification or license has been made upon the Servicer by any such state, and in any event the Servicer is in compliance with the laws of each such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

                  (b) The Servicer has full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against it in accordance with its terms subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance;

                  (c) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated thereby and hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with any of the terms, conditions or provisions of the Servicer's articles of incorporation or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

                  (d) Except as disclosed in the Annual Report on Form 10-K of American Business Financial Services, Inc. for the year ended June 30, 2004, there is no litigation pending or threatened with respect to the Servicer which is reasonably likely to have a material adverse effect on the execution, delivery or enforceability of this Agreement, or which is reasonably likely to have a material adverse effect on the financial condition of the Servicer;

                  (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement except for consents, approvals, authorizations and orders which have been obtained;

                  (f) The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Servicer;

                  (g) The collection and servicing practices used by the Servicer, with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper and prudent in the mortgage servicing business. With respect to escrow deposits and payments that the Servicer collects, all such payments are in the possession of, or under the control of, the Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note;

                  (h) [RESERVED];

                  (i) The Servicer does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement;

                  (j) No statement, report or other document furnished or to be furnished pursuant to this Agreement contains or will contain any statement that is or will be inaccurate or misleading in any material respect or omits to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading;

                  (k) No fraud or misrepresentation or omission of a material fact with respect to the servicing of a Mortgage Loan has taken place on the part of the Servicer;

                  (l) At the time Servicer commenced servicing the Mortgage Loans, either (i) each Mortgagor was properly notified with respect to Servicer's servicing of the related Mortgage Loan in accordance with the Cranston Gonzalez National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act or (ii) such notification was not required; and

                  (m) At the time Servicer commenced servicing the Mortgage Loans, all applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents were notified of the transfer of the servicing of the Mortgage Loans to Servicer, or its designee, and Servicer currently receives all related notices, tax bills and insurance statements (either directly or indirectly through third party tax services). Additionally, any and all costs, fees and expenses associated with the Servicer's commencement of the servicing of the Mortgage Loans, including the costs of any insurer notifications, the transfer or implementation of tax service contracts, flood certification contracts, and any and all other servicing transfer-related costs and expenses have been paid for by the Servicer and will, in no event, be the responsibility of the Owner or the Lender.

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                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                  Section 4.01 Servicer to Act as Servicer.

                  The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and with Accepted Servicing Practices, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement and with Accepted Servicing Practices and shall exercise the same care that it customarily employs for its own account. Except as set forth in this Agreement, the Servicer shall service the Mortgage Loans in accordance with Accepted Servicing Practices, which include, but are not limited to, provisions regarding the liquidation of Mortgage Loans, the collection of Mortgage Loan payments, the payment of taxes, insurance and other charges, the maintenance of hazard insurance with a Qualified Insurer, the maintenance of fidelity bond and errors and omissions insurance, inspections, the restoration of Mortgaged Property, insurance claims, and title insurance, management of REO Property, permitted withdrawals with respect to REO Property, liquidation reports, and reports of foreclosures and abandonments of Mortgaged Property, the transfer of Mortgaged Property, the release of Mortgage Loan Documents, annual statements, and examination of records and facilities. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and Accepted Servicing Practices, the provisions of this Agreement shall control and be binding upon the Owner and the Servicer. The Owner may, upon the written consent of Lender, deliver powers-of-attorney to the Servicer sufficient to allow the Servicer as servicer to execute all documentation requiring execution on behalf of Owner with respect to the servicing of the Mortgage Loans, including satisfactions, partial releases, modifications and foreclosure documentation or, in the alternative, shall as promptly as reasonably possible, execute and return such documentation to the Servicer.

                  Consistent with the terms of this Agreement and Accepted Servicing Practices, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor but only if (i) in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Owner or the Lender and (ii) the Servicer has obtained the prior written consent of the Owner and Lender. Without limiting the generality of the foregoing, upon receipt of a Principal Prepayment in full and deposit of same in the Collection Account, the Servicer shall continue, and is hereby authorized and empowered, to prepare, execute and deliver, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties in accordance with the terms of this Agreement and Accepted Servicing Practices.

                  The Servicer shall perform all of its servicing responsibilities hereunder or may, with the Owner's, the Backup Servicer's and Lender's prior written approval, cause a subservicer to perform any such servicing responsibilities on its behalf pursuant to a written subservicing agreement approved in writing by, and assigned to, the Lender, but the use by the Servicer of a subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of each subservicer as fully as if such acts and omissions were those of the Servicer. Any such subservicer that the Owner and Lender shall approve shall agree in writing to conform to the Accepted Servicing Practices. The Servicer shall pay all fees and expenses of each subservicer from its own funds, and a subservicer's fee shall not exceed the Servicing Fee.

                  At the cost and expense of the Servicer, without any right of reimbursement from the Collection Account, the Servicer shall be entitled to terminate the rights and responsibilities of a subservicer and arrange, with the Owner's, the Backup Servicer's and Lender's prior written approval, for any servicing responsibilities to be performed by a successor subservicer meeting the requirements in the preceding paragraph, provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer's option, from electing to service the related Mortgage Loans itself. In the event that the Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.04, 9.01 or 10.02, and if requested to do so in writing by the Owner, the Backup Servicer and the Lender, the Servicer shall at its own cost and expense terminate the rights and responsibilities of each subservicer effective as of the date of termination of the Servicer. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of each subservicer from the Servicer's own funds without reimbursement from the Owner or Lender.

                  Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or any reference herein to actions taken through a subservicer or otherwise, the Servicer shall not be relieved of its obligations to the Owner and Lender, the Backup Servicer's and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into an agreement with a subservicer for indemnification of the Servicer by the subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                  Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between such subservicer and Servicer alone, and the Owner (and the Lender) shall have no obligations, duties or liabilities with respect to such subservicer including no obligation, duty or liability of Owner (or the Lender) to pay such subservicer's fees and expenses. For purposes of distributions by the Servicer pursuant to this Agreement, the Servicer shall be deemed to have received a payment on a Mortgage Loan when a subservicer has received such payment.

                  Section 4.02 Collection of Mortgage Loan Payments.

                  Continuously from the Effective Date until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer will proceed with reasonable diligence to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of related Primary Mortgage Insurance Policy, if any, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account and in accordance with Accepted Servicing Practices. Further, the Servicer will take reasonable care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

                  Section 4.03 Realization Upon Defaulted Mortgage Loans.

                  The Servicer shall use its reasonable efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 4.01. The Servicer shall use its reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Owner and Lender, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Owner and Lender after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 4.05. The Servicer shall notify the Owner and Lender in writing of the commencement of foreclosure proceedings. The Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings or functions as Servicing Advances; provided, however, that it shall be entitled to reimbursement therefor from the related Mortgaged Property, as contemplated in Section 4.05. Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Owner or Lender otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. Upon completion of the inspection, the Servicer shall promptly provide the Owner and Lender with a written report of the environmental inspection. After reviewing the environmental inspection report, the Owner, after receipt of written consent of the Lender, and Lender shall determine how the Servicer shall proceed with respect to the Mortgaged Property.

                  Section 4.04 Establishment of Collection Accounts; Deposits in Collection Accounts; Lender's Security Interest in Collection Accounts.

                  With respect to each Mortgage Loan, the Servicer shall direct the related Mortgagor to send all payments relating to such Mortgage Loan directly to the Lockbox as set forth in the Loan Agreement; provided, that with respect to each Mortgage Loan that has been transferred to the Backup Servicer in its capacity as Servicer, the Backup Servicer, as Servicer of such Mortgage Loan, shall not be required to direct payments to the Lockbox but may instead use its internal lockbox. If any payments relating to any Mortgage Loan are nevertheless received directly by the Servicer, the Servicer shall deposit such payments directly into the Collection Account pursuant to this Section 4.04 or into the Escrow Account (in the case of Escrow Payments) pursuant to Section
4.06 below.

                  The Servicer shall not under any circumstances commingle any payments relating to any Mortgage Loan with any of its or another Person's own funds and general assets. The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall only deposit payments or recoveries relating to the Mortgage Loans into the Collection Account. The Collection Account shall be established with a Qualified Depository and as set forth in the Loan Agreement. The Collection Account shall be under the sole dominion and control of the Lender as set forth in the form of Blocked Account Control Agreement attached hereto as Exhibit B-1; provided, that if servicing is transferred to the Backup Servicer in its capacity as Servicer, then the Backup Servicer in its capacity as Servicer shall have the authority to direct withdrawals from the Collection Account at anytime before a notice of default is sent from the Lender to the Depositary as set forth the form of Blocked Account Control Agreement attached hereto as Exhibit B-2. An executed original of such Collection Account - Blocked Account Control Agreement shall be delivered to the Owner, Lender and Backup Servicer.

                  The Servicer shall deposit in the Collection Account or Accounts no later than one (1) Business Day after receipt (or two (2) Business Days after receipt, in the case of Backup Servicer acting as Servicer) and retain therein the following payments and collections:

                  (i) all payments on account of principal and interest, including Principal Prepayments, on the Mortgage Loans received after the Cut-off Date;

                  (ii) all Liquidation Proceeds and REO Disposition Proceeds received after the Cut-off Date;

                  (iii) any net amounts received by the Servicer after the Cut-off Date in connection with any REO Property pursuant to Section 4.13;

                  (iv) all Insurance Proceeds received after the Cut-off Date including amounts required to be deposited pursuant to Sections 4.08 and 4.10, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

                  (v) all Condemnation Proceeds affecting any Mortgaged Property received after the Cut-off Date other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

                  (vi) any amounts received after the Cut-off Date and required to be deposited in the Collection Account pursuant to 6.02; and

                  (vii) funds resulting from the liquidation of any Permitted Investments together with an amount equal to any losses related thereto which shall be deposited into the Collection Account no later than one (1) Business Day (or two (2) Business Days, in the case of Backup Servicer acting as Servicer) after receipt prior to the related Payment Date.

                  The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, ancillary fees including payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Servicer in the Collection Account. Any interest paid on funds deposited in the Collection Account by the Qualified Depository shall accrue to the benefit of the Servicer and the Servicer shall be entitled to be paid the amount of such interest from the Collection Account pursuant to Section 4.05(iv).

                  The Servicer hereby assigns, pledges and grants a first priority security interest to the Lender in all of its right, title and interest (if any) in, to and under the Collection Account, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the payment of the Obligations. The Servicer agrees to mark its computer records and tapes to evidence the security interests granted to the Lender hereunder.

                  Section 4.05 Permitted Withdrawals From the Collection
Account.

                  The Servicer shall make withdrawals from the Collection Account only for the following purposes:

                  (i) to make payments in the amounts and in the manner provided for in Section 5.01;

                  (ii) [Reserved;]

                  (iii) to reimburse Servicer for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause
(iii) with respect to any Mortgage Loan being limited to excess Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds (after application of all such amounts to principal, interest on late fees on the related Mortgage Loan) received after the Cut-off Date related to such Mortgage Loan. Upon written notice from the Owner or the Lender from time to time, the Servicer will provide the Owner and Lender with copies of invoices, bills and other documentation relating to Servicing Advances that are to be reimbursed from the Collection Account, in a form that would permit the Owner or Lender to fully recover any amounts due pursuant to any insurance policies. In no instance shall Servicing Advances related to a Mortgage Loan be reimbursed from payments or proceeds of any other Mortgage Loan;

                  (iv) to pay interest earned on the balance in the Collection Account to the Servicer;

                  (v) to reimburse the Servicer for any Nonrecoverable Advances made by it;

                  (vi) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof;

                  (vii) to remove funds inadvertently placed in the Collection Account in error by the Servicer; and

                  (viii) to clear and terminate the Collection Account upon the termination of this Agreement.

                  Section 4.06 Establishment of Escrow Accounts; Deposits in Escrow Accounts; Lender's Security Interest in the Escrow Account.

                  The Escrow Account shall be established with a Qualified Depository and as set forth in the Loan Agreement. The Escrow Account shall be under the sole dominion and control of the Lender. The Servicer shall deposit Escrow Payments relating to the Mortgage Loans into the Escrow Account as set forth in Section 4.04 above. The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall only deposit payments relating to a Mortgage Loan in the Escrow Account. The Escrow Account shall be established with a Qualified Depository. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 4.07. The Escrow Account shall be under the sole dominion and control of the Lender as set forth in the form of Blocked Account Control Agreement attached hereto as Exhibit B-1; provided, that if servicing is transferred to the Backup Servicer in its capacity as Servicer, then the Backup Servicer in its capacity as Servicer shall have the authority to direct withdrawals from the Escrow Account at anytime before a notice of default is sent from the Lender to the Depositary as set forth the form of Blocked Account Control Agreement attached hereto as Exhibit B-2. An original of such letter agreement shall be furnished to the Owner, the Backup Servicer and Lender.

                  The Servicer shall deposit in the Escrow Account or Accounts no later than one (1) Business Day after receipt (or, two (2) Business Days after receipt, in the case of Countrywide as Servicer) on a daily basis and retain therein:

                  (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any items as are required under the terms of this Agreement;

                  (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

                  (iii) all Servicing Advances for Mortgagors whose Escrow Payments are insufficient to cover escrow disbursements.

                  The Servicer shall make withdrawals from an Escrow Account only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth in and in accordance with Section 4.07. The Servicer shall be entitled to retain or be paid any interest paid on funds deposited in an Escrow Account by the Qualified Depository other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

                  The Servicer hereby assigns, pledges and grants a first priority security interest to the Lender in all of its right, title and interest (if any) in, to and under the Escrow Account, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, to secure the payment of the Obligations. The Servicer agrees to mark its computer records and tapes to evidence the security interests granted to the Lender hereunder.

                  Section 4.07 Permitted Withdrawals From Escrow Account.

                  Withdrawals from the Escrow Account may be made by the Servicer only:

                  (i) to effect timely payments of ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, Primary Mortgage Insurance Policy premiums, if applicable, and comparable items;

                  (ii) to reimburse Servicer for any Servicing Advance made by Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder;

                  (iii) to refund to the Mortgagor any funds as may be determined to be overages;

                  (iv) for transfer to the Collection Account in connection with an acquisition of REO Property;

                  (v) for application to restoration or repair of the Mortgaged Property securing a Mortgage Loan to the extent that the applicable Escrow Payments relate to such Mortgage Loan;

                  (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

                  (vii) to pay to the Mortgagors or other parties Insurance Proceeds deposited in accordance with Section 4.06;

                  (viii) to remove funds inadvertently placed in an Escrow Account in error by the Servicer; and

                  (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

                  As part of its servicing duties, the Servicer shall pay to the Mortgagors interest on funds in an Escrow Account, to the extent required by law, and to the extent that interest earned on funds in the Escrow Account is insufficient, shall pay such interest from its own funds, without any reimbursement therefor.

                  Section 4.08 Payment of Taxes, Insurance and Other Charges; Collections Thereunder.

                  With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage or applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

                  Section 4.09 Maintenance of Hazard Insurance.

                  The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of such Mortgage Loan, and (b) the percentage such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as being a special flood hazard area that has federally-mandated flood insurance requirements, the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding principal balance of such Mortgage Loan, (ii) the maximum insurable value of the improvements securing such Mortgage Loan or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. The Servicer shall also maintain on the REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 4.05. It is understood and agreed that no other additional insurance need be required by the Servicer or the Mortgagor or maintained on property acquired in respect of the Mortgage Loans, other than pursuant to such applicable state or federal laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer and its successors and/or assigns and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount or material change in coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating in Best's Key Rating Guide currently acceptable to Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

                  Section 4.10 [RESERVED]

                  Section 4.11 Fidelity Bond, Errors and Omissions Insurance.

                  The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans and who handle funds, money, documents and papers relating to the Mortgage Loans. The Fidelity Bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such Fidelity Bond and errors and omissions insurance shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.11 requiring the Fidelity Bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such Fidelity Bond and insurance policy shall be at least equal to the corresponding amounts required under Accepted Servicing Practices. The Servicer shall, upon request of Lender, deliver to the Lender a certificate from the surety and the insurer as to the existence of the Fidelity Bond and errors and omissions insurance policy and shall obtain a statement from the surety and the insurer that such Fidelity Bond or insurance policy shall in no event be terminated or materially modified without thirty days prior written notice to the Owner and Lender. The Servicer shall notify the Owner and Lender within five Business Days of receipt of notice that such Fidelity Bond or insurance policy will be, or has been, materially modified or terminated. The Owner, Lender and their respective successors or assigns as their interests may appear must be named as loss payees on the Fidelity Bond and as additional insured on the errors and omissions policy.

                  Section 4.12 Title, Management and Disposition of REO
Property.

                  In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Owner or its designee as designated in writing by Lender. Any such Person or Persons holding such title other than the Owner shall acknowledge in writing that such title is being held as nominee for the benefit of the Owner and Lender.

                  The Servicer shall notify the Owner and Lender in accordance with Accepted Servicing Practices of each acquisition of REO Property upon such acquisition, and thereafter assume the responsibility for marketing such REO Property in accordance with Accepted Servicing Practices. Thereafter, the Servicer shall continue to provide certain administrative services to the Owner and Lender relating to such REO Property as set forth in this Section 4.12. The REO Property must be sold within three years following the end of the calendar year of the date of acquisition, unless a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held and (i) the Owner and Lender shall have been supplied with an Opinion of Counsel to the effect that the holding by the related trust of such Mortgaged Property subsequent to such three-year period (and specifying the period beyond such three-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the related trust as defined in Section 860F of the Code, or cause the related REMIC to fail to qualify as a REMIC, in which case the related trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (ii) the Owner (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable period. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Owner and Lender as to progress being made in selling such REO Property and (ii) if, with the written consent of the Owner and Lender, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement between the Servicer and Owner shall be entered into with respect to such purchase money mortgage.

                  Notwithstanding any other provision of this Agreement, if a REMIC election has been made, no Mortgaged Property held by a REMIC shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the related trust or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within a meaning of
Section 860G(a)(8) of the Code, (ii) subject the related trust to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of Section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the related trust or any income from non-permitted assets as described in Section 860F(a) (2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the related trust with respect to the imposition of any such taxes.

                  The Servicer shall, either itself or through an agent selected by the Servicer, and in accordance with the Accepted Servicing Practices, manage, conserve, protect and operate each REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Each REO Disposition shall be carried out by the Servicer at such price and upon such terms and conditions as the Servicer deems to be in the best interest of the Owner and Lender. The REO Disposition Proceeds from the sale of the REO Property shall be promptly deposited in the Collection Account. As soon as practical thereafter, the expenses of such sale shall be paid and the Servicer shall be reimbursed for any related Servicing Advances.

                  The Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter or more frequently as may be required by the circumstances. The Servicer shall make or cause the inspector to make a written report of each such inspection. Such reports shall be retained in the Servicing File and copies thereof shall be forwarded by the Servicer to the Owner.

                  Notwithstanding anything to the contrary set forth in this
Section 4.13, the parties hereto hereby agree that the Owner, upon the written consent of Lender, shall be entitled to manage, conserve, protect and operate each REO Property for its own benefit (such option, an "REO Option"). In connection with the exercise of an REO Option, the prior two paragraphs and the related provisions of Section 4.03 and Section 4.04(iii) (such provisions, the "REO Marketing Provisions") shall be revised as follows. Following the acquisition of any Mortgaged Property, the Servicer shall submit to the Owner and Lender copies of invoices, bills and other documentation relating to Servicing Advances in a form that would permit the Owner or Lender to fully recover any amounts due pursuant to any insurance policies and, upon exercising the REO Option, the Owner shall promptly reimburse the Servicer for such amounts. In the event the REO Option is exercised with respect to an REO Property, Section 4.04 (iii) shall not be applicable thereto. References made in
Section 4.03 with respect to the reimbursement of Servicing Advances shall, for purposes of such REO Property, be deemed to be covered by this paragraph. The Owner acknowledges that, in the event it exercises an REO Option, with respect to the related REO Property, there shall be no breach by the Servicer based upon or arising out of the Servicer's failure to comply with the REO Marketing Provisions.

                                   ARTICLE V

                                    PAYMENTS

                  Section 5.01 Remittances.

                  On each Payment Date, the Servicer shall cause to be remitted all amounts credited to the Collection Account as of the close of business on the related preceding Determination Date, net of charges against or withdrawals from the Collection Account pursuant to Section 4.05. One Business Day prior to each Payment Date, the Servicer shall deliver to the Lender a remittance report. The Lender shall confirm the amounts contained in the report and authorize the remittance of such amounts in the following order of priority:

                  (a) to pay the fees and expenses of the independent director of the Owner then due;

                  (b) to pay the fees and expenses of the Custodian then due;

                  (c) to pay any Servicing Fee then due;

                  (d) to pay the accrued Back-up Servicing Fee then due, including any Servicing Transfer Costs payable pursuant to Section 9.03 hereof;

                  (e) to pay to the Lender the unreimbursed Lender Expenses and Indemnified Liabilities of the Lender-Related Parties;

                  (f) to pay the interest due to the Lender;

                  (g) to pay the principal due to the Lender to satisfy any Borrowing Base Deficiency or otherwise;

                  (h) to pay the Servicer for any Nonrecoverable Advances made by it;

                  (i) to pay into the Expense Reserve Account any amount then required to be deposited therein pursuant to Section 2.08 of the Loan Agreement; and

                  (j) to pay the balance to the Owner.

                  Section 5.02 Statements to the Owner and Lender.

                  The Servicer shall furnish to the Owner, the Backup Servicer and Lender an individual Mortgage Loan accounting report (a "Report"), as of the last Business Day of each month, in the Servicer's assigned loan number order to document Mortgage Loan payment activity on an individual Mortgage Loan basis. With respect to each month, such Report shall be received by the Owner, the Backup Servicer and Lender (i) no later than the fifth Business Day of the following month of the related Payment Date on a disk or tape or other computer-readable format, in such format as may be mutually agreed upon by the Owner, Lender and the Servicer, and (ii) no later than the tenth Business Day of the following month of the related Payment Date in hard copy (provided, however, that if the Backup Servicer has succeeded as the successor Servicer hereunder, the duty to provide such Report in hard copy shall be at the option of the successor Servicer), which Report shall contain the following:

                  (i) With respect to each Monthly Payment (on both an actual and scheduled basis with respect to Mortgage Loan balances and on an actual basis with respect to paid-through dates), the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any prepayment penalties or premiums, along with a detailed report of interest on Principal Prepayment amounts remitted in accordance with Section 5.01);

                  (ii) with respect to each Monthly Payment, the amount of such remittance allocable to interest;

                  (iii) the aggregate Stated Principal Balance of the Mortgage Loans;

                  (iv) the aggregate of any Servicing Advances reimbursed to the Servicer during the prior distribution period pursuant to Section 4.05;

                  (v) the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent (1) 30 to 59 days, (2) 60 to 89 days, (3) 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired;

                  (vi) the identity of each Mortgage Loan which has been pledged to the Lender for 120 days or more; and

                  (vii) such other reports as may reasonably be required by the Owner or Lender.

                  The Servicer shall also provide a trial balance, sorted in the Owner's assigned loan number order, in such form as the Servicer, Lender and the Owner shall agree, with each such Report.

                  The Servicer shall prepare and file any and all information statements or other filings required to be delivered to any governmental taxing authority or to Owner pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Owner with such information concerning the Mortgage Loans as is necessary for the Owner to prepare its federal income tax return as the Owner may reasonably request from time to time.

                  In addition, not more than 60 days after the end of each calendar year, the Servicer shall furnish to each Person who was an Owner at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law together with a copy to Lender as to the aggregate of remittances of principal and interest for the applicable portion of such year.

                  Section 5.03 [Reserved].

                  Section 5.04 Liquidation Reports.

                  Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Owner pursuant to a deed-in--lieu of foreclosure, the Servicer shall submit to the Owner a liquidation report with respect to such Mortgaged Property in such form as the Servicer and the Owner shall agree. The Servicer shall also provide reports on the status of REO Property containing such information as Owner may reasonably require.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

                  Section 6.01 Assumption Agreements.

                  The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of a Mortgaged Property (whether by absolute conveyance or by contract of, sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause to the extent permitted by law; provided, however, that the Servicer shall not exercise any such rights if prohibited by law or the terms of the Mortgage Note from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Mortgage Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer, with the approval of the Owner and Lender (such approval not to be unreasonably withheld), will enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Section 6.01, the Servicer, with the prior consent of the primary mortgage insurer, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original mortgagor is released from liability and such Person is substituted as mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

                  In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of the Approved Underwriting Guidelines. With respect to an assumption or substitution of liability, the Mortgage Interest Rate borne by the related Mortgage Note and the amount of the Monthly Payment may not be changed. The Servicer shall notify the Owner and Lender that any such substitution of liability or assumption agreement has been completed by forwarding to the Owner and Lender the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage Loan Documents and shall, for all purposes, be considered a part of such related mortgage file to the same extent as all other documents and instruments constituting a part thereof. All fees collected by the Servicer for entering into an assumption or substitution of liability agreement shall belong to the Servicer.

                  Notwithstanding the foregoing paragraphs of this section or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Section 6.01, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

                  Section 6.02 Satisfaction of Mortgages and Release of Mortgage Loan Documents.

                  Upon the payment in full of any Mortgage Loan, the Servicer will immediately notify the Custodian with a certification and request for release by a Servicing Officer, which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 4.04 have been so deposited, and a request for delivery to the Servicer of the portion of the Mortgage Loan Documents held by the Custodian, and unless the related Mortgage Loans are the subject of a Pass-Through Transfer, such request is to be acknowledged by the Owner and Lender. Upon receipt of such certification and request, the Owner and Lender shall promptly release or cause the Custodian to promptly release the related Mortgage Loan Documents to the Servicer and the Servicer shall prepare and deliver for execution by the Owner or at the Owner's option execute under the authority of a power of attorney delivered to the Servicer by the Owner any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

                  In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Owner or Lender may have under the mortgage instruments, the Servicer, upon written demand, shall remit within two Business Days to the Lender the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Collection Account. The Servicer shall maintain the Fidelity Bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein and in accordance with Accepted Servicing Practices.

                  From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loans, including for the purpose of collection under any Primary Mortgage Insurance Policy, upon request of the Servicer and delivery to the Custodian of a servicing receipt signed by a Servicing Officer (and unless the related Mortgage Loans are the subject of a Pass-Through Transfer, acknowledged by the Owner and Lender), the Custodian shall release the portion of the Mortgage Loan Documents held by the Custodian to the Servicer. Such servicing receipt shall obligate the Servicer to promptly return the related Mortgage Loan Documents to the Custodian, when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or such documents have been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has promptly delivered to the Owner, Lender and the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such documents were delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Owner, Lender and/or the Custodian, as applicable, to the Servicer.

                  Section 6.03 Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to direct remittances from the Collection Account on the Mortgage Loans in the amounts provided for as the Servicer's Servicing Fee under Section
5.01. Additional servicing compensation in the form of interest earned on the Collection Account, assumption fees, as provided in Section 6.01, late payment charges and other ancillary fees shall be retained by the Servicer to the extent not required to be deposited in the Collection Account. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

                  Section 6.04 Annual Statement as to Compliance.

                  The Servicer will deliver to the Owner, the Backup Servicer and Lender not later than 90 days following the end of each fiscal year of the Servicer, an Officers' Certificate stating, as to each signatory thereof, that
(i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof except for such defaults as such Officers in their good faith judgment believe to be immaterial.

                  Section 6.05 Annual Independent Certified Public Accountants' Servicing Report.

                  Not later than 90 days following the end of each fiscal year of the Servicer, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Owner and Lender to the effect that such firm has examined certain documents and records relating to the Servicer's servicing of mortgage loans of the same type as the Mortgage Loans pursuant to servicing agreements substantially similar to this Agreement, which agreements may include this Agreement, and that, on the basis of such an examination, conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Servicer's servicing has been conducted in compliance with the agreements examined pursuant to this Section 6.05, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

                  Section 6.06 Right to Examine Servicer Records.

                  Each of the Owner, the Backup Servicer and Lender shall have the right to examine and audit, at its respective expense, upon reasonable notice to the Servicer, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, documentation or other information of the Servicer, or held by another for the Servicer or on its behalf or otherwise, which relate to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

                  The Servicer shall provide to the Owner, the Lender and any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction over the Owner or the Lender, including but not limited to OTS, FDIC and other similar entities, access to any documentation regarding the Mortgage Loans in the possession of the Servicer which may be required by any applicable regulations. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Servicer, and in accordance with the applicable federal government agency, FDIC, OTS, or any other similar regulations.

                  Section 6.07 Non-solicitation.

                  The Servicer or any agent or affiliate shall not knowingly conduct any solicitation exclusively targeted to the Mortgagors for the purpose of inducing or encouraging the early prepayment or refinancing of the related Mortgage Loans. It is understood and agreed that promotions undertaken by the Servicer or any agent or affiliate of the Servicer which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this section. Nothing contained herein shall prohibit the Servicer from (i) distributing any general advertising including information brochures, coupon books, or other similar documentation which indicates services the Seller offers, including refinances to all Mortgagors in Servicer's servicing portfolio or (ii) providing financing of home equity loans to Mortgagors at the Mortgagor's request.

                                  ARTICLE VII

                       REPORTS TO BE PREPARED BY SERVICER

                  Section 7.01 Servicer Shall Provide Information as Reasonably Required.

                  The Servicer shall furnish to Lender and the Owner upon request, during the term of this Agreement, such periodic, special or other reports or information, whether or not provided for herein, as shall be necessary, reasonable or appropriate with respect to the purposes of this Agreement. The Servicer may negotiate with the Owner or Lender for a reasonable fee for providing such report or information, unless (i) the Servicer is required to supply such report or information pursuant to any other section of this Agreement, or (ii) the report or information has been requested in connection with Internal Revenue Service, OTS, FDIC or other regulatory agency requirements. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions given by the Owner or Lender. The Servicer agrees to execute and deliver all such instruments and take all such action as the Owner or Lender, from time to time, may reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

                                  ARTICLE VIII

                                  THE SERVICER

                  Section 8.01 Indemnification; Third Party Claims.

                  The Servicer agrees to indemnify the Owner, the Backup Servicer and Lender and hold each harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Owner, the Backup Servicer or Lender may sustain in any way related to the failure of the Servicer to perform in any way its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement and for breach of any representation or warranty of the Servicer contained herein. The Servicer shall immediately notify the Owner, the Backup Servicer and Lender if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Owner and with counsel reasonably satisfactory to the Owner) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it, the Owner, the Backup Servicer or Lender in respect of such claim but failure to so notify the Owner, the Backup Servicer or Lender shall not limit its obligations hereunder. The Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Owner, the Backup Servicer and Lender unless such settlement includes an unconditional release of the Owner from all liability that is the subject matter of such claim. The provisions of this Section 8.01 shall survive termination of this Agreement.

                  Section 8.02 Existence of the Servicer.

                  The Servicer will keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

                  Section 8.03 Limitation on Liability of the Servicer and
Others.

                  Neither the Servicer nor any of the officers, employees or agents of the Servicer shall be under any liability to the Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment made in good faith; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform in any way its obligations in compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of negligence or any breach of the terms and conditions of this Agreement. The Servicer and any officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by the Owner respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may, with the consent of the Owner and Lender, which consent shall not be unreasonably withheld, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Owner will be liable, and the Servicer shall be entitled to be reimbursed therefor from the Owner upon written demand.

                  Section 8.04 Servicer Not to Resign.

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Owner and Lender or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner and Lender which Opinion of Counsel shall be in form and substance acceptable to the Owner and Lender. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Sections 9.01 and 9.03.

                  Section 8.05 No Transfer of Servicing.

                  With respect to the retention of the Servicer to service the Mortgage Loans hereunder, the Servicer acknowledges that the Owner and Lender have acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Owner and Lender.

                  Section 8.06 Separateness.

                  The Servicer agrees to conduct its Servicing activities under this Agreement and its activities otherwise involving the Mortgage Loans in a manner which is consistent with Borrower's compliance with the separateness requirements in its LLC Agreement and Section 7.24 of the Loan Agreement.

                                   ARTICLE IX

                                     DEFAULT

                  Section 9.01 Events of Default.

                  In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

                  (i) any failure by the Servicer to remit any payment required to be made under the terms of this Agreement which continues unremedied for either one (1) Business Day, if the Servicer is ABMS and/or HAC (or two (2) Business Days, in case the Backup Servicer is acting as Servicer) (it being understood that this subparagraph shall not affect Servicer's obligation pursuant to Section 5.01 to pay default interest on any remittance received after the Business Day on which such payment was due); or

                  (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement, the breach of which has a material adverse effect and which continue unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and such failure shall be deemed to have a material adverse effect) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner or Lender; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

                  (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

                  (v) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                  (vi) only if ABMS and/or HAC is the Servicer, there occurs an "Event of Default" as defined in the Loan Agreement; or

                  (vii) only if ABMS and/or HAC is the Servicer, the Servicer attempts to assign its right to servicing compensation hereunder or the Servicer attempts, without the consent of the Owner, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof except as otherwise permitted herein; or

                  (viii) the Servicer ceases (either directly or indirectly through its subservicers) to be qualified to transact business in any jurisdiction where it is currently so qualified, but only to the extent such non-qualification materially and adversely affects the Servicer's ability to perform its obligations hereunder; or

                  (ix) only if ABMS and/or HAC is the Servicer, the Servicer shall cease to be a direct or indirect wholly-owned subsidiary of ABSFI; or

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Owner (with prior written consent of Lender) or Lender, by notice in writing to the Servicer and a copy to Backup Servicer may, in addition to whatever rights the Owner or Lender may have under Section 8.01 and at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same (or paying any other fees and expenses). On or after the receipt by the Servicer and Backup Servicer of such written notice of the termination of Servicer, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Backup Servicer pursuant to and under this Section, and, without limitation, the Backup Servicer, is hereby authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Upon written request from the Owner and the Lender, the Servicer shall prepare, execute and deliver, any and all documents and other instruments, and place in the Backup Servicer's possession all Servicing Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Servicer's sole expense. The Servicer agrees to cooperate with the Owner, the Lender and the Backup Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Backup Servicer for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Collection Account or Escrow Account or otherwise held by the Servicer or thereafter received with respect to the Mortgage Loans or any REO Property.

                  In the event that the Backup Servicer becomes the successor Servicer, the parties hereby agree that there shall no longer be the requirement to have a Backup Servicer.

                  Section 9.02 Waiver of Defaults.

                  The Owner may waive only by written notice and only upon the written consent of Lender any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived in writing.

                  Section 9.03 Backup Servicer.

                  (a) From and after the Effective Date hereof until the Servicing Transfer Date, the Backup Servicer shall act as back-up servicer with respect to the Mortgage Loans, and shall perform such functions, duties, obligations, undertakings and responsibilities as set forth in Section 9.03(b) below subject to this Section 9.03(a). Prior to the Servicing Transfer Date, the Backup Servicer shall have only those duties and obligations imposed by it described in Section 9.03(b) below, and shall have no obligations or duties under any agreement to which it is not a party, including but not limited to the various agreements named herein; provided, that prior to the Servicing Transfer Date, with respect to any Mortgage Loans which are pledged to the Lender for at least 150 days, the Backup Servicer shall service all such Mortgage Loans as if it were the Servicer and shall be compensated a fee of $20 per month per Mortgage Loan with respect to each such Mortgage Loan in excess of the 50th Mortgage Loan transferred to the Backup Servicer (it being understood that this fee of $20 per month per Mortgage Loan is only applicable during the period before the Servicing Transfer Date). In its capacity as Backup Servicer, it shall in no event be liable for any obligations of the Owner or the Servicer to any party, whether hereunder or under any other agreement, which are not related to servicing functions, including, without limitation, any repurchase obligations; provided, that the Backup Servicer shall have all of the rights, duties and obligations of the Servicer with respect to each Mortgage Loans transferred to it for servicing before the Servicing Transfer Date.

                  (b) No later than the fifth (5th) Business Day of each calendar month, the Servicer shall deliver to the Backup Servicer a complete set of servicing records in computer-readable form with respect to the payment, collection and other servicing activity of the Mortgage Loans during the preceding calendar month, which records shall contain sufficient data to permit the Backup Servicer to assume the duties of the Servicer hereunder without delay on account of the absence of relevant servicing information. The information described in the foregoing sentence and all other information provided by the Servicer to the Backup Servicer pursuant to the Agreement shall be in form and substance satisfactory to the Backup Servicer. On at least a monthly basis, the Backup Servicer shall convert and "map" the data contained in such servicing records to its own servicing system, and shall provide the Lender not later than the 15th day of each month commencing November 15, 2004, with a certification by an appropriate officer of the Backup Servicer to the effect that it has received from the Servicer each monthly submission of servicing data, has completed such conversion and mapping of the data delivered with respect to the immediately preceding month, and is capable of assuming the duties of the Servicer if required to do so hereunder upon at least 15 days' prior to written notice from the Lender.

                  (c) The Backup Servicer, prior to assuming any of the Servicer's duties hereunder may not resign hereunder unless it arranges for a successor Backup Servicer reasonably acceptable to the Owner and the Lender with not less than 90 days' notice delivered to the Owner, the Lender and the Servicer.

                  (d) From and after the Servicing Transfer Date, the Backup Servicer shall perform all of the functions, duties, obligations, undertakings and responsibilities of the Servicer hereunder and shall be the successor to the Servicer hereunder, but only in its capacity as Servicer under this Agreement. In the event the Backup Servicer becomes the successor Servicer, it shall not be liable for any acts or omissions of the Servicer under this Agreement or any other agreement and shall not be deemed to have made any representations and warranties of the Servicer or any predecessor Servicer under this Agreement or any other agreement. In the event the Backup Servicer becomes the successor Servicer, it shall be not deemed to be in default thereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Servicer or any predecessor Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, (ii) cooperate as required by this Agreement, or (iii) deliver the Mortgage Loans to the Custodian as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

                  (e) Upon the transfer of the servicing of the Mortgage Loans, prior to the first Payment Date after the Servicing Transfer Date, the Lender shall cause the Custodian to provide the Backup Servicer with an officer's certificate that contains (i) a complete description of all material breaches by the Servicer which have not been fully cured and (ii) a confirmation that all reports required to be filed by the Custodian have been timely filed.

                  (f) The Backup Servicer agrees to indemnify the Owner, the Servicer and the Lender, and any of their respective directors, officers, employees or agents from, and hold them harmless against, any and all costs, expenses (including reasonable attorney fees and disbursements), losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Owner, the Servicer or the Lender and their respective directors, officers, employees and agents through the Backup Servicer's intentional misconduct or gross negligence, except to the extent such indemnified party's own bad faith, willful misconduct or gross negligence contributes to the costs, loss, claim, damage or liability. Each of the Owner, the Servicer and the Lender agrees, severally and not jointly, to indemnify the Backup Servicer, and any of its respective directors, officers, employees or agents from, and hold them harmless against, any and all costs, expenses (including reasonable attorney fees and disbursements), losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Backup Servicer and its respective directors, officers, employees and agents through the intentional misconduct or gross negligence of the Owner, the Servicer or the Lender, except to the extent such indemnified party's own bad faith, willful misconduct or gross negligence contributes to the costs, loss, claim, damage or liability (for the avoidance of doubt, in no event shall Owner or Lender indemnify the Backup Servicer for the intentional misconduct or gross negligence of either (x) the other or (y) the Servicer).

                  (g) The Backup Servicer will not be obligated to incur any expenses or costs (including, without limitation, legal fees and the preparation and recording of all intervening assignments of mortgage) in connection with the transfer of servicing of the Mortgage Loans to the Backup Servicer, or to compel the performance of any obligations by any party to the Agreement. Without limiting any obligations of a terminated Servicer as provided above, if the Servicer is no longer the Servicer hereunder for any reason, such predecessor Servicer shall be responsible for paying any Servicing Transfer Costs incurred by the Backup Servicer in connection with the transfer of servicing from the predecessor Servicer; provided, that if the predecessor Servicer fails to pay any such Servicing Transfer Costs, the Lender shall cause such Servicing Transfer Costs to be paid out of the Collection Account. In addition, if the Backup Servicer is the successor to the Servicer, and if the predecessor Servicer fails to pay any Servicing Transfer Costs incurred by the Backup Servicer, then the Backup Servicer may offset any such Servicing Transfer Costs against amounts that are payable or reimbursable to the predecessor Servicer with respect to unpaid Servicing Fees and unreimbursed Servicing Advances as set forth below in the following paragraph below (and the Backup Servicer shall only be paid such Servicing Transfer Costs from the Collection Account to the extent it reasonably determines that such Servicing Transfer Costs will not be recoverable pursuant to such offsets). To the extent such Servicing Transfer Costs remain unpaid by the predecessor Servicer, from the Collection Account, or from offset against amounts that are payable or reimbursable to the predecessor Servicer with respect to unpaid Servicing Fees and unreimbursed Servicing Advances, such unpaid Servicing Transfer Costs shall be paid by the Owner and the predecessor Servicer, jointly and severally. The foregoing obligation of the predecessor Servicer with respect to Servicing Transfer Costs shall not be deemed to limit any other liability the predecessor Servicer may have to the other parties hereto in respect of any breach of its obligations or duties hereunder.

                  (h) If the Backup Servicer is the successor to the Servicer, the Backup Servicer in such capacity shall remit all unpaid Servicing Fees accrued during the period prior to the Servicing Transfer and unreimbursed Servicing Advances outstanding on the Servicing Transfer Date to the predecessor Servicer; provided, however, there shall be no duty to so remit if the Servicing Transfer is the result of an Event of Default under this Agreement with respect to the predecessor Servicer; and provided further, that such duty to reimburse relates only to all such unpaid Servicing Fees accrued during the period prior to the Servicing Transfer and unreimbursed Servicing Advances made by the predecessor Servicer prior to Servicing Transfer Date; and, further, provided, that the Backup Servicer in its capacity as successor Servicer shall be obliged to make such reimbursement only out of collections on the related Mortgage Loan, (including monthly collections, Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds, or their equivalent under the Basic Document) and such other amounts that the Servicer is permitted to collect from the related Mortgagor or otherwise relating to the related Mortgage Loan before the Backup Servicer in its capacity as successor Servicer reimburses itself for any unreimbursed Servicing Advances which it makes with respect to such Mortgage Loan. The Backup Servicer in its capacity as successor Servicer shall remit any funds due to the predecessor Servicer under this paragraph on the Payment Date.

                  (i) The Backup Servicer, as compensation for its obligations and duties as Backup Servicer hereunder, shall be paid the Backup Servicing Fee on each Payment Date pursuant to Section 5.01. If the Backup Servicer shall succeed as Servicer hereunder, the Backup Servicer shall no longer be entitled to be paid the Backup Servicing Fee with respect to any period after the Servicing Transfer Date.

                  (j) In addition, as compensation for its assumption of its duties as Backup Servicer hereunder, the Lender shall deliver to the Backup Servicer on the Effective Date hereof, from the Lender's own funds, the Initial Setup Fee.

                  (k) As compensation for its assumption of its duties as successor to the Servicer hereunder, on and after the Servicing Transfer Date, the Backup Servicer in its capacity as successor to the Servicer hereunder shall become entitled to receive the Servicing Fee for three (3) months (regardless of the actual number of months that the Backup Servicer has acted as the successor Servicer) on each Mortgage Loan and such other compensation to the Servicer as is provided in this Agreement (other than any such compensation due to the predecessor Servicer for any period prior to the Servicing Transfer Date); provided, however that the predecessor Servicer shall nonetheless be entitled to payment or reimbursement for unpaid Servicing Fees accrued during the period prior to the Servicing Transfer Date or Servicing Advances made by such predecessor Servicer during the period prior to the Servicing Transfer Date pursuant to Section 9.03(h) hereof. The parties agree that if the Backup Servicer has succeeded as the successor Servicer hereunder, the Servicing Fee Rate shall be equal to 0.50% after the Servicing Transfer Date, provided, however, in the event of an Event of Default under the Loan Agreement, the Servicing Fee Rate shall be a commercially reasonable rate or per loan fee (taking into consideration, among other factors, the fact that the Loan Agreement is no longer a revolving facility) as agreed upon by the Backup Servicer and the Lender, who agree to act in good faith based upon the then Principal Balance of the Mortgage Loans outstanding at such time and anticipated balances going forward; and provided further, that the 0.50% rate shall be applicable for a minimum of three (3) months following such a Servicing Transfer Date. If the Lender and the Backup Servicer fail to set a mutually agreeable Servicing Fee Rate in good faith negotiations after the Servicing Transfer Date and the subsequent Event of Default, the Backup Servicer may in its sole discretion resign as successor Servicer hereunder at no cost to the Backup Servicer and the Lender shall reimburse the Backup Servicer for any unreimbursed Servicing Advances made by the Backup Servicer with respect to the Mortgage Loans and any unreimbursed Servicing Transfer Costs incurred by the Backup Servicer prior to the date of such resignation.

                  (l) If the Backup Servicer is terminated as Backup Servicer without cause or, is required by the Owner (with the prior written consent of the Lender) or the Lender to resign as Backup Servicer, the Backup Servicer shall be paid from the Collection Account (or from the Lender if there are insufficient funds in the Collection Account) a termination fee equal to the Backup Servicing Fee Rate accrued for nine (9) months (on the basis of a 360-day year and twelve 30-day months) less the number of months that the Backup Servicer has already received a payment as Backup Servicer on the aggregate principal balance of the Mortgage Loans on the date of such termination, if such termination or forced resignation occurs on or prior to the nine month anniversary of the Effective Date. No termination fee shall be payable to the Backup Servicer if the Backup Servicer is terminated as Backup Servicer without cause or, is required to resign as Backup Servicer, after the 9-month anniversary of the Effective Date or if the Backup Servicer resigns pursuant to
Section 9.03(k).

                                   ARTICLE X

                                   TERMINATION

                  Section 10.01 Servicing Term.

                  The Servicer hereby covenants and agrees to act as the Servicer under this Agreement as of the Closing Date through the Termination Date; provided, that the right of the Servicer to service any given Mortgage Loan shall automatically expire on the 150th day after such Mortgage Loan is pledged to the Lender pursuant to the Loan Agreement without any further notice from or other action by the Lender or Owner. However, if the Backup Servicer shall become the Servicer hereunder the term of the Backup Servicer as Servicer shall not be subject to expiration pursuant to this Section 10.01.

                  With respect to each Mortgage Loan, upon the expiration of the right of the Servicer to service such Mortgage Loan as set forth in this Section 10.01, the Backup Servicer shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Servicer (except for any representations or warranties of the Servicer under this Agreement by the terms and provisions hereof); provided, that the Backup Servicer shall continue to be compensated in its capacity as the Backup Servicer (and not in the capacity as Servicer) until the Servicing Transfer Date occurs.

                  Section 10.02 Termination.

                  Notwithstanding the foregoing Section 10.01, the respective obligations and responsibilities of the Servicer shall terminate upon the earliest of (i) the later of the final payment of the last Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Servicer, the Owner and the Lender in writing; or (iii) termination by the Lender pursuant to Section 9.01; or (iv) the expiration of servicing pursuant to Section 10.01 above; provided, that with respect to Countrywide as Backup Servicer and Servicer, if Countrywide's agreed-upon fees and expenses are not paid within 60 days of notice of default, Countrywide's obligations and responsibilities as Backup Servicer and Servicer shall terminate and Countrywide shall return any Mortgage Files in its possession as directed by the Lender.

                  Section 10.03 Termination Without Cause.

                  The Lender may, at its sole option, terminate any rights the Servicer may have hereunder, without cause, upon 20 days prior written notice. Any such notice of termination shall be in writing and delivered to the Servicer as provided in Section 11.05 of this Agreement.

                  Termination pursuant to this Section 10.03 shall be effective on the date (the "Transfer Date") on which the Servicer transfers all responsibilities, rights, duties and obligations under this Agreement to the successor appointed pursuant to Sections 9.01 and 9.03. The Lender shall appoint such successor and the Transfer Date shall be no more than 20 days following the date on which the Servicer receives notice of termination.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

                  Section 11.01 Amendment.

                  This Agreement may be amended from time to time by the Servicer, the Owner, the Lender and the Backup Servicer by written agreement signed by the Servicer, the Owner, the Lender and the Backup Servicer.

                  Section 11.02 Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any of all the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Servicer's expense on direction of the Owner or Lender accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interest of the Owner or Lender or is necessary for the administration or servicing the Mortgage Loans.

                  Section 11.03 Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS. THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  Section 11.04 Notices.

                  Any demands, notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given if personally, delivered, sent by overnight courier with proof of delivery, mailed by certified mail, postage prepaid, and return receipt requested or transmitted by telecopier and confirmed by a similar writing delivered by overnight courier, as follows:

                  (i) if to the Servicer:

                           American Business Mortgage Services, Inc.
                           The Wanamaker Bldg.
                           100 Penn Square East
                           Philadelphia, PA  19107
                           Attention: Stephen M. Giroux
                           Telecopier No.: (215) 940-3299

                           HomeAmerican Credit, Inc.
                           The Wanamaker Bldg.
                           100 Penn Square East
                           Philadelphia, PA  19107
                           Attention: Stephen M. Giroux
                           Telecopier No.: (215) 940-3299

                           with a copy to:

                           Blank Rome LLP
                           One Logan Square
                           Philadelphia, PA  19103
                           Attention: Lawrence F. Flick, II
                           Telecopier No.: (215) 569-5555

                  (ii) if to the Owner:

                           Penn Square East Funding, LLC
                           The Wanamaker Bldg.
                           100 Penn Square East
                           Philadelphia, PA  19107
                           Attention: Stephen M. Giroux
                           Telecopier No.: (215) 940-3299

                           with a copy to:

                           Blank Rome LLP
                           One Logan Square
                           Philadelphia, PA  19103
                           Attention: Lawrence F. Flick, II
                           Telecopier No.: (215) 569-5555

                  (iii) if to the Lender:

                           Fortress Credit Corp.
                           1251 Avenue of the Americas
                           16th Floor
                           New York, New York 10020
                           Attention: Kevin Treacy
                           Telecopier No.: (212) 798-6131

                  (iv) if to the Backup Servicer:

                           Countrywide Home Loans Servicing LP
                           450 American Street, MS-SV3-A
                           Simi Valley, CA  93065
                           Telecopier No.: (805) 578-6177
                           Attention: Thomas P. Lin

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice, or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the address (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

                  Section 11.05 Severability of Provisions.

                  Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

                  Section 11.06 Exhibits.

                  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

                  Section 11.07 General Interpretive Principles.

                  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (i) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (ii) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (iii) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

                  (iv) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (v) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                  (vi) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  Section 11.08 Reproduction of Documents.

                  This Agreement and all documents relating hereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 11.09 Confidentiality of Information.

                  Each party recognizes that, in connection with this Agreement, it may become privy to non-public information regarding the financial condition, operations and prospects of the other party. Except as required to be disclosed by law, each party agrees to keep all non-public information regarding the other party strictly confidential, and to use all such information solely in order to effectuate the purpose of this Agreement.

                  Section 11.10 Recordation of Assignments of Mortgage.

                  To the extent permitted by applicable law, each of the Assignments of Mortgage may be subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer. The Servicer shall not be responsible for the cost or preparation of such recordation.

                  Section 11.11 Assignment.

                  This Agreement is assignable by the Lender upon notice to the Owner, the Servicer and the Backup Servicer (the "Notice Date") in whole or in part without the consent of the Owner, the Servicer or the Backup Servicer, provided that the rights with respect to this Agreement shall not be assigned without the associated liabilities with respect to events occurring after the Notice Date (Lender shall remain liable with respect to events occurring up to and including the Notice Date). The Owner shall have the right, only upon prior written consent of the Lender, but without the consent of the Servicer and the Backup Servicer, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Owner hereunder. In no event shall Owner sell a partial interest in any Mortgage Loan. The Backup Servicer shall not assign this Agreement without the prior written consent of the Lender, which consent shall not be unreasonably withheld, delayed or conditioned. All references to the Owner in this Agreement shall be deemed to include its assignees or designees.

                  Section 11.12 No Partnership.

                  Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for Owner.

                  Section 11.13 Execution; Successors and Assigns.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Sections 8.04 and 9.03 and 11.11, this Agreement shall inure to the benefit of and be binding upon the Servicer, the Backup Servicer and the Owner and their respective successors and assigns.

                  Section 11.14 Entire Agreement.

                  Each of the Servicer, the Owner and the Backup Servicer acknowledges that no representations, agreements or promises were made to it by the other party or any of its employees other than those representations, agreements or promises specifically contained herein. This Agreement sets forth the entire understanding among the parties hereto and shall be binding upon all successors of all of the parties.

                  IN WITNESS WHEREOF, the Servicer, the Owner, the Lender and the Backup Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date and year first above written.

                        SERVICER
                        --------

                        AMERICAN BUSINESS MORTGAGE SERVICES,
                        INC.

                        By: /s/ Stephen M. Giroux
                            --------------------------------------------------
                            Name: Stephen M. Giroux
                            Title: Executive Vice President, General Counsel
                                   and Secretary



                        OWNER
                        -----

                        PENN SQUARE EAST FUNDING, LLC



                        By: /s/ Jeffrey M. Ruben
                            --------------------------------------------------
                            Name: Jeffrey M. Ruben
                            Title: Executive Vice President

                        LENDER
                        ------

                        FORTRESS CREDIT CORP.



                        By: /s/ Constantine Dakolias
                            --------------------------------------------------
                            Name: Constantine Dakolias
                            Title: Chief Credit Officer

                        BACKUP SERVICER
                        ---------------

                        COUNTRYWIDE HOME LOANS SERVICING LP



                        By: /s/ Thomas P. Lin
                            --------------------------------------------------
                            Name: Thomas P. Lin
                            Title: Senior Vice President


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